                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    Commission File Number:
NOVEMBER 3, 1997                                               1-12358



                           COLONIAL PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)



           ALABAMA                                         59-7007599
(State or other jurisdiction                             (IRS Employer
      of incorporation)                             Identification Number)



       2101 SIXTH AVENUE NORTH
            Suite 750
         BIRMINGHAM, ALABAMA                                 35202
(Address of principal executive offices)                  (Zip Code)


              Registrant's telephone number, including area code:
                                 (205) 250-8700


                                  NOT APPLICABLE
         (Former name or former address, if changed since last report)
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                           COLONIAL PROPERTIES TRUST

ITEM 5 -  OTHER EVENTS

Attached as Exhibits to this form are the documents listed below:

     Exhibit                  Document
     -------                  --------

     1 Terms Agreement dated November 3, 1997, and the Underwriting Agreement dated November 3, 1997, by and among Colonial Properties Trust, Colonial Realty Limited Partnership and Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc., Morgan Stanley & Co. Incorporated, and Smith Barney Inc.

     3 Declaration of Trust of the Company as amended on October 24, 1997.

     5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Shares

     5.2                      Opinion of Sirote & Permutt, P.C., regarding
                              Alabama law

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COLONIAL PROPERTIES TRUST


Date:  November 5, 1997            By:  /s/ Douglas B. Nunnelley
                                      --------------------------
                                      Douglas B. Nunnelley,
                                      Senior Vice President and
                                      Secretary

                                      -3-
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                                 EXHIBIT INDEX
                                 -------------

     Exhibit           Description                                                      Page
     -------           -----------                                                      ----
     1                 Terms Agreement dated November 3, 1997, and the
                       Underwriting Agreement dated November 3, 1997, by and
                       among Colonial Properties Trust, Colonial Realty Limited
                       Partnership and Merrill Lynch & Co. and Merrill Lynch,
                       Pierce, Fenner & Smith Incorporated, and Lehman Brothers
                       Inc., Morgan Stanley & Co. Incorporated, and Smith
                       Barney Inc.

     3                 Declaration of Trust of the Company as amended on October
                       24, 1997.

     5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Shares

     5.2               Opinion of Sirote & Permutt, P.C. as to Alabama law
